Exhibit 32

CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Eugene J. Pian, Principal Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of SETO Holdings Inc. on Form 10-KSB, for the year ended January 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that all information contained in such Annual Report of SETO Holdings Inc., on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of SETO Holdings Inc.

By:	/s/ Eugene J. Pian

Name: Eugene J. Pian
Title: President and Chief Executive Officer
Date: April 30, 2004

     I, Craig A. Pian, Principal Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of SETO Holdings Inc. on Form 10-KSB, for the year ended January 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that all information contained in such Annual Report of SETO Holdings Inc., on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of SETO Holdings Inc.

By:	/s/ Craig A. Pian

Name: Craig A. Pian
Title: Executive Vice President and Treasurer
Date: April 30, 2004

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I, Craig Pian, certify that:

7.	I have reviewed this annual report on Form 10-KSB of SETO Holdings, Inc.;

8.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

9.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this annual report;

10.	The Registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and have:

a.	designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b.	designed such internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	evaluated the effectiveness of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the “Evaluation Date”); and

d.	presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

11.	The Registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant’s auditors and the audit committee of Registrant’s board of directors (or person performing the equivalent functions):

a.	all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report financial data; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal controls over financial reporting;

Date: April 30, 2004

Craig Pian Treasurer (Principal Financial Officer)

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